Exhibit 10.49

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) dated as of October 31, 2007 among AVERION INTERNATIONAL CORP., a Delaware corporation (the “Company”), IT&E INTERNATIONAL, a California corporation (“IT&E”) and AVERION INC., a Delaware corporation (“Averion Inc.” and together with the Company, IT&E and each other person or entity who becomes a party to this hereto by execution of a joinder in the form attached as Exhibit A (each individually a “Debtor” and, collectively, the “Debtors”) and Cumulus Investors, LLC, in its capacity as Collateral Agent (as set forth in Section 5.12 hereof, together with its successors and assigns in such capacity, the “Secured Party”) for the benefit of itself and each of the Buyers (as hereinafter defined).

W I T N E S S E T H:

WHEREAS, on the date hereof, Cumulus Investors, LLC (“Cumulus”), ComVest Investment Partners II LLC (“ComVest”) and Dr. Philip T. Lavin (“Lavin,” together with Cumulus and ComVest, and their respective successors and assigns, individually and collectively, the “Buyers”) have purchased certain Senior Secured Notes of the Company in the aggregate original principal amount of up to $26,000,000 (such notes, together with any promissory notes or other securities issued in exchange or substitution therefor or in replacement thereof, and as any of the same may be amended, restated, modified or supplemented and in effect from time to time, being herein referred to individually and collectively as the “Notes”);

WHEREAS, the Notes are being acquired by the Buyers and the Buyers have made certain financial accommodations to the Company pursuant to a Securities Purchase Agreement of even date herewith among the Company and the Buyers (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”);

WHEREAS, each Debtor (other than the Company) from time to time party hereto is a direct or indirect subsidiary of the Company and, as such, will derive substantial benefit and advantage from the financial accommodations to the Company set forth in the Purchase Agreement and the Notes, and it will be to each such Debtor’s direct interest and economic benefit to assist the Company in procuring said financial accommodations from Buyers; and

WHEREAS, to induce the Buyers to enter into the Purchase Agreement and purchase the Notes, (i) each Debtor (other than the Company) has agreed to guaranty the Liabilities (as hereinafter defined) of the Company pursuant to the terms of a guaranty (such guaranty(ies), as they may be amended, restated, modified or supplemented and in effect from time to time, individually and collectively, the “Guaranty”) by each such Debtor in favor of Secured Party (on its behalf and on behalf of the Buyers) and (ii) each Debtor has agreed to pledge and grant a security interest in all of its right, title and interest in and to the Collateral (as hereinafter defined) to Secured Party, for the benefit of itself and the Buyers, as security for the Liabilities.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                            Definitions. Capitalized terms used herein without definition and defined in the Purchase Agreement are used herein as defined therein. In addition, as used herein:

“Accounts” means any “account,” as such term is defined in the Uniform Commercial Code, and, in any event, shall include, without limitation, “supporting obligations” as defined in the Uniform Commercial Code.

“As-extracted Collateral” means any “as-extracted collateral,” as such term is defined in the Uniform Commercial Code.

“Chattel Paper” means any “chattel paper,” as such term is defined in the Uniform Commercial Code.

“Collateral” shall have the meaning ascribed thereto in Section 3 hereof.

“Commercial Tort Claims” means “commercial tort claims”, as such term is defined in the Uniform Commercial Code.

“Contracts” means all contracts, undertakings, or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which a Debtor may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

“Copyrights” means any copyrights, rights and interests in copyrights, works protectable by copyrights, copyright registrations and copyright applications, including, without limitation, the copyright registrations and applications listed on Schedule III attached hereto (if any), and all renewals of any of the foregoing, all income, royalties, damages and payments now and hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

“Deposit Accounts” means all material “deposit accounts” as such term is defined in the Uniform Commercial Code, now or hereafter held in the name of a Debtor.

“Documents” means any “documents,” as such term is defined in the Uniform Commercial Code, and shall include, without limitation, all documents of title (as defined in the Uniform Commercial Code), bills of lading or other receipts evidencing or representing Inventory or Equipment.

“Equipment” means any “equipment,” as such term is defined in the Uniform Commercial Code and, in any event, shall include, Motor Vehicles.

“Event of Default” shall have the meaning set forth in the Notes.

“General Intangibles” means any “general intangibles,” as such term is defined in the Uniform Commercial Code, and, in any event, shall include, without limitation, all right, title and interest in or under any Contract, models, drawings, materials and records, claims, literary rights, goodwill, rights of performance, Copyrights, Trademarks, Patents, warranties, rights under insurance policies and rights of indemnification.

“Goods” means any “goods”, as such term is defined in the Uniform Commercial Code, including, without limitation, fixtures and embedded Software to the extent included in “goods” as defined in the Uniform Commercial Code.

“Instruments” means any “instrument,” as such term is defined in the Uniform Commercial Code, and shall include, without limitation, promissory notes, drafts, bills of exchange, trade acceptances, letters of credit, letter of credit rights (as defined in the Uniform Commercial Code), and Chattel Paper.

“Inventory” means any “inventory,” as such term is defined in the Uniform Commercial Code.

“Investment Property” means any “investment property”, as such term is defined in the Uniform Commercial Code.

“Liabilities” shall mean all obligations, liabilities and indebtedness of every nature of Debtors from time to time owed or owing under or in respect of this Agreement, the Purchase Agreement, the Notes, the Registration Rights Agreement, the Guaranty, any of the other Security Documents and any of the other Transaction Documents, as the case may be, including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable whether before or after the filing of a bankruptcy, insolvency or similar proceeding under applicable federal, state, foreign or other law and whether or not an allowed claim in any such proceeding.

“Lien” shall have the meaning set forth in the Purchase Agreement.

“Motor Vehicles” shall mean motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

“Patents” means any patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein, all patentable inventions and those patents and patent applications listed on Schedule IV attached hereto (if any), and the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

“Permitted Lien” shall have the meaning set forth in the Purchase Agreement.

“Proceeds” means “proceeds,” as such term is defined in the Uniform Commercial Code and, in any event, includes, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), and (c) any and all other amounts from time to time paid or payable under, in respect of or in connection with any of the Collateral.

“Representative” means any Person acting as agent, representative or trustee on behalf of the Secured Party from time to time.

“Requisite Buyers” means buyers having a majority of the sum of the aggregate outstanding principal balance of the Notes.

“Software” means all “software” as such term is defined in the Uniform Commercial Code, now owned or hereafter acquired by a Debtor, other than software embedded in any category of Goods, including, without limitation, all computer programs and all supporting information provided in connection with a transaction related to any program.

“Trademarks” means any trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, the trademarks and applications listed in Schedule V attached hereto (if any) and renewals thereof, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, that to the extent that the Uniform Commercial Code is used to define any term herein and such term is defined differently in different Articles or Divisions of the Uniform Commercial Code, the definition of such term contained in Article or Division 9 shall govern.

Section 2.                                            Representations, Warranties and Covenants of Debtors. Each Debtor represents and warrants to, and covenants with, the Secured Party as follows:

(a)                                  Such Debtor has rights in and the power to transfer the Collateral in which it purports to grant a security interest pursuant to Section 3 hereof (subject, with respect to after acquired Collateral, to such Debtor acquiring the same) and no Lien other than Permitted Liens exists or will exist upon such Collateral at any time.

(b)                                 This Agreement is effective to create in favor of Secured Party a valid security interest in and Lien upon all of such Debtor’s right, title and interest in and to the Collateral, and upon (i) the filing of appropriate Uniform Commercial Code financing statements in the jurisdictions listed on Schedule I attached hereto, and (ii) each Deposit Account being subject to an Account Control Agreement (as hereinafter defined) between the applicable Debtor and depository institution and the Secured Party on behalf of the Buyers, such security interest will be a duly perfected first priority security interest in all of the Collateral (other than Instruments not constituting Chattel Paper), and upon delivery of the Instruments to the Secured Party or its Representative, duly endorsed by such Debtor or accompanied by appropriate instruments of transfer duly executed by such Debtor, the security interest in the Instruments will be duly perfected.

(c)                                  All of the Equipment, Inventory and Goods owned by such Debtor is located at the places as specified on Schedule I attached hereto (except to the extent any such Equipment, Inventory or Goods is in transit or located at a Debtor’s job site in the ordinary course of business). Except as disclosed on Schedule I, none of the Collateral is in the possession of any bailee, warehousemen, processor or consignee. Schedule I discloses such Debtor’s name as of the date hereof as it appears in official filings in the state or province, as applicable, of its incorporation, formation or organization, the type of entity of such Debtor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by such Debtor’s state of incorporation, formation or organization (or a statement that no such number has been issued), such Debtor’s state or province, as applicable, of incorporation, formation or organization and the chief place of business, chief executive officer and the office where such Debtor keeps its books and records. Such Debtor has only one state or province, as applicable, of incorporation, formation or organization. Such Debtor does not do business and has not done business during the past five (5) years under any trade name or fictitious business name except as disclosed on Schedule II attached hereto.

(d)                                 No Copyrights, Patents or Trademarks listed on Schedules III, IV and V, respectively, if any, have been adjudged invalid or unenforceable or have been canceled, in whole or in part, or are not presently subsisting. Each of such Copyrights, Patents and Trademarks (if any) is valid and enforceable. Such Debtor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of such Copyrights, Patents and Trademarks, identified on Schedules III, IV and V, as applicable, as being owned by such Debtor, free and clear of any liens, charges and encumbrances, including without limitation licenses, shop rights and covenants by such Debtor not to sue third persons. Such Debtor has adopted, used and is currently using, or has a current bona fide intention to use, all of such Trademarks and Copyrights. Such Debtor has no notice of any suits or actions commenced or threatened with reference to the Copyrights, Patents or Trademarks owned by it.

(e)                                  Each Debtor agrees to deliver to the Secured Party an updated Schedule I, II, III, IV and/or V within five (5) Business Days of any change thereto.

(f)                                    All depositary and other accounts including, without limitation, Deposit Accounts, securities accounts, brokerage accounts and other similar accounts, maintained by each Debtor are described on Schedule VI hereto, which description includes for each such account the name of the Debtor maintaining such account, the name, address and telephone and telecopy numbers of the financial institution at which such account is maintained, the account number and the account officer, if any, of such account. No Debtor shall open any new Deposit Accounts, securities accounts, brokerage accounts or other accounts unless such Debtor shall have given Secured Party ten (10) Business Days’ prior written notice of its intention to open any such new accounts. Each Debtor shall deliver to Secured Party a revised version of Schedule VI showing any changes thereto within five (5) Business Days of any such change. Upon the occurrence of and during the continuance of an Event of Default, Secured Party may seek information from financial institutions at which such Debtor maintains an account with respect to such account as Secured Party from time to time reasonably may request. In addition, all of such Debtor’s depositary, security, brokerage and other accounts including, without limitation, Deposit Accounts shall be subject to the provisions of Section 4.5 hereof.

(g)                                 Such Debtor does not own any Commercial Tort Claim except for those disclosed on Schedule VII hereto (if any).

(h)                                 Such Debtor does not have any interest in fee interest in real property except as disclosed on Schedule VIII  (if any). Each Debtor shall deliver to Secured Party a revised version of Schedule VIII showing any changes thereto within ten (10) Business Days of any such change. Except as otherwise agreed to by Secured Party, all such interests in real property are subject to a mortgage or  deed of trust (in form and substance satisfactory to Secured Party) in favor of Secured Party (hereinafter, a “Mortgage”).

(i)                                     All Equipment (including, without limitation, Motor Vehicles) owned by a Debtor and subject to a certificate of title or ownership statute is described on Schedule IX hereto.

Section 3.                                            Collateral. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Liabilities and the performance of all Obligations, each Debtor hereby pledges and grants to the Secured Party, for the benefit of itself and the Buyers, a Lien on and security interest in and to all of such Debtor’s right, title and interest in the personal property and assets of such Debtor, whether now owned by such Debtor or hereafter acquired and whether now existing or hereafter coming into existence and wherever located (all being collectively referred to herein as “Collateral”), including, without limitation:

(a)                                  all Instruments, together with all payments thereon or thereunder;

(b)                                 all Accounts;

(c)                                  all Inventory;

(d)                                 all General Intangibles (including payment intangibles (as defined in the Uniform Commercial Code) and Software);

(e)                                  all Equipment (including Motor Vehicles);

(f)                                    all Documents;

(g)                                 all Contracts;

(h)                                 all Goods;

(i)                                     all Investment Property;

(j)                                     all Deposit Accounts, including, without limitation, the balance from time to time in all bank accounts maintained by such Debtor;

(k)                                  all Commercial Tort Claims specified on Schedule VII;

(l)                                     all As-extracted Collateral;

(m)                               all Trademarks, Patents and Copyrights;

(n)                                 all other tangible and intangible property of such Debtor, including, without limitation, all interests in Real Property, Proceeds, tort claims, products, accessions, rents, profits, income, benefits, substitutions, additions and replacements of and to any of the property of such Debtor described in the preceding clauses of this Section 3 (including, without limitation, any proceeds of insurance thereon, insurance claims and all rights, claims and benefits against any Person relating thereto), other rights to payments not otherwise included in the foregoing, and all books, correspondence, files, records, invoices and other papers, including without limitation all tapes, cards, computer runs, computer programs, computer files and other papers, documents and records in the possession or under the control of such Debtor, any computer bureau or service company from time to time acting for such Debtor;

(o)                                 to the extent not otherwise included, all Proceeds of the foregoing.

Section 4.                                            Covenants; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 3 hereof, each Debtor hereby agrees with the Secured Party as follows:

Section 4.1                                      Delivery and Other Perfection; Maintenance, etc.

(a)                                  Delivery of Instruments, Documents, Etc. Each Debtor shall, within fifteen (15) Business Days after the Closing, deliver and pledge to the Secured Party or its Representative any and all Instruments, negotiable Documents, Chattel Paper and, if any and only to the extent such certificated securities are customary under applicable law of the jurisdiction in which the underlying securities relate, certificated securities (accompanied by stock powers executed in blank) duly endorsed and/or accompanied by such instruments of assignment and transfer executed by such Debtor in such form and substance as the Secured Party or its Representative may reasonably request; provided, that so long as no Event of Default shall have occurred and be continuing, each Debtor may retain for collection in the ordinary course of business any Instruments, negotiable Documents and Chattel Paper received by such Debtor in the ordinary course of business, and the Secured Party or its Representative shall, promptly upon request of a Debtor, make appropriate arrangements for making any other Instruments, negotiable Documents and Chattel Paper pledged by such Debtor available to such Debtor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Secured Party or its Representative, against trust receipt or like document).

(b)                                 Other Documents and Actions. Within fifteen (15) Business Days after the Closing, each Debtor shall give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement, Mortgage or other papers that may be necessary or desirable (in the reasonable judgment of the Secured Party or its Representative) to create, preserve, perfect or validate the security interest granted pursuant hereto (or any security interest or mortgage contemplated or required hereunder, including with respect to Section 2(h) of this Agreement) or to enable the Secured Party or its Representative to exercise and enforce the rights of the Secured Party hereunder with respect to such pledge and security interest, provided that notices to account debtors in respect of any Accounts or Instruments shall be subject to the provisions of clause (e) below. Notwithstanding the foregoing each Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any jurisdiction any Uniform Commercial Code initial financing statements (and other similar filings or registrations under other applicable laws and regulations pertaining the creation, attachment or perfection of security interests) and amendments thereto that (a) indicate the Collateral (i) as all assets of such Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State of New York or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State of New York or any other State for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Debtor is an organization, the type of organization and any organization identification number issued to such Debtor, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as As-extracted Collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Each Debtor agrees to furnish any such information to the Secured Party promptly upon request. Each Debtor also ratifies its authorization for the Secured Party to have filed in any jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

(c)                                  Books and Records. Each Debtor shall maintain at its own cost and expense complete and accurate books and records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. Upon the occurrence and during the continuation of any Event of Default, each Debtor shall deliver and turn over any such books and records (or true and correct copies thereof, at the option of the Debtor) to the Secured Party or its Representative at any time on written demand. Each Debtor shall permit any Representative of the Secured Party to inspect such books and records upon reasonable prior written notice and at any time during reasonable business hours and will provide photocopies thereof at such Debtor’s expense to the Secured Party upon request of the Secured Party.

(d)                                 Motor Vehicles. Each Debtor shall, promptly upon acquiring same, cause the Secured Party to be listed as the lienholder on each certificate of title or ownership covering any items of Equipment, including Motor Vehicles, having a value in excess of $100,000 in the aggregate for all such items of Equipment of the Debtor or otherwise comply with the certificate of title or ownership laws of the relevant jurisdiction issuing such certificate of title or ownership in order to properly evidence and perfect Secured Party’s security interest in the assets represented by such certificate of title or ownership.

(e)                                  Notice to Account Debtors; Verification. Upon the occurrence and during the continuance of any Event of Default (or if any rights of set-off (other than set-offs against an Account arising under the Contract giving rise to the same Account) or contra accounts may be asserted), (i) upon request of the Secured Party or its Representative, each Debtor shall promptly notify each account debtor in respect of any Accounts or Instruments or other Persons obligated on the Collateral that such Collateral has been assigned to the Secured Party hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Secured Party, and (ii) the Secured Party and its Representative shall have the right at any time or times to make direct verification with the account debtors or other Persons obligated on any and all of the Accounts or other such Collateral, it being understood that unless and until the occurrence and during the continuation of an Event of Default, neither Secured Party nor its Representatives shall have any right to contact, communicate or otherwise interfere with Debtor’s relationship with any account debtors or other Persons obligated on any such Accounts or other Collateral.

(f)                                    Intellectual Property. Each Debtor represents and warrants that the Copyrights, Patents and Trademarks listed on Schedules III, IV and V, respectively (if any), constitute all of the registered Copyrights and all of the Patents and Trademarks now owned by such Debtor. If such Debtor shall (i) obtain rights to any new patentable inventions, any registered Copyrights or any Patents or Trademarks, or (ii) become entitled to the benefit of any registered Copyrights or any Patents or Trademarks or any improvement on any Patent, the provisions of this Agreement above shall automatically apply thereto and such Debtor shall give to Secured Party prompt written notice thereof. Each Debtor hereby authorizes Secured Party to modify this Agreement by amending Schedules III, IV and V, as applicable, to include any such registered Copyrights or any such Patents and Trademarks. Each Debtor shall have the duty (i) to prosecute diligently any patent, trademark, or service mark applications pending as of the date hereof or hereafter, (ii) to make application on unpatented but patentable inventions and on trademarks, copyrights and service marks, as appropriate, (iii) to preserve and maintain all rights in the Copyrights, Patents and Trademarks, to the extent material to the operations of the business of such Debtor and (iv) to ensure that the Copyrights, Patents and Trademarks are and remain enforceable, to the extent material to the operations of the business of such Debtor. Any expenses incurred in connection with such Debtor’s obligations under this Section 4.1(f) shall be borne by such Debtor. Except for any such items that a Debtor reasonably believes (using prudent industry customs and practices) are no longer necessary for the on-going operations of its business, no Debtor shall abandon any right to file a patent, trademark or service mark application, or abandon any pending patent, trademark or service mark application or any other Copyright, Patent or Trademark without the written consent of Secured Party, which consent shall not be unreasonably withheld.

(g)                                 Further Identification of Collateral. Each Debtor will, when and as often as reasonably requested by the Secured Party or its Representative, furnish to the Secured Party or such Representative, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party or its Representative may reasonably request, all in reasonable detail.

(h)                                 Investment Property. Upon the occurrence and during the continuance of an Event of Default, each Debtor will take any and all actions reasonably required or requested by the Secured Party, from time to time, to (i) cause the Secured Party to obtain exclusive control of any Investment Property owned by such Debtor in a manner reasonably acceptable to the Secured Party and (ii) obtain from any issuers of Investment Property and such other Persons, for the benefit of the Secured Party, written confirmation of the Secured Party’s control over such Investment Property. For purposes of this Section 4.1(h), the Secured Party shall have exclusive control of Investment Property if (i) such Investment Property consists of certificated securities and a Debtor delivers such certificated securities to the Secured Party (with appropriate endorsements if such certificated securities are in registered form); (ii) such Investment Property consists of uncertificated securities and either (x) a Debtor delivers such uncertificated securities to the Secured Party or (y) the issuer thereof agrees, pursuant to documentation in form and substance satisfactory to the Secured Party, that it will comply with instructions originated by the Secured Party without further consent by such Debtor, and (iii) such Investment Property consists of security entitlements and either (x) the Secured Party becomes the entitlement holder thereof or (y) the appropriate securities intermediary agrees, pursuant to the documentation in form and substance satisfactory to the Secured Party, that it will comply with entitlement orders originated by the Secured Party without further consent by any Debtor.

(i)                                     Commercial Tort Claims. Each Debtor shall promptly notify Secured Party of any Commercial Tort Claim acquired by it that concerns a claim in excess of $50,000 and unless otherwise consented to by Secured Party, such Debtor shall enter into a supplement to this Agreement granting to Secured Party a Lien on and security interest in such Commercial Tort Claim.

Section 4.2                                      Other Liens. Debtors will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens, and will defend the right, title and interest of the

Secured Party in and to the Collateral and in and to all Proceeds thereof against the claims and demands of all Persons whatsoever.

Section 4.3                                      Preservation of Rights. Whether or not any Event of Default has occurred or is continuing, the Secured Party and its Representative may, but shall not be required to, take any steps the Secured Party or its Representative deems reasonably necessary or appropriate to preserve any Collateral or any rights against third parties to any of the Collateral and Debtors shall promptly pay, or reimburse the Secured Party for, all reasonable expenses incurred in connection therewith.

Section 4.4                                      Formation of Subsidiaries; Name Change; Location; Bailees.

(a)                                  No Debtor shall form or acquire any Subsidiary unless (i) such Debtor pledges all of the stock of such subsidiary to the Secured Party pursuant to a pledge agreement in form and substance acceptable to Secured Party, (ii) such subsidiary becomes a party to this Agreement, and all other applicable Security Documents and (iii) the formation or acquisition of such subsidiary is not prohibited by the terms of the Transaction Documents.

(b)                                 No Debtor shall (i) reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof without the prior written consent of Secured Party, which shall not be unreasonably withheld or delayed, or (ii) otherwise change its name, identity or corporate structure without the prior written consent of Secured Party, which shall not be unreasonably withheld or delayed. Each Debtor will notify Secured Party promptly in writing prior to any such change in the proposed use by such Debtor of any tradename or fictitious business name other than any such name set forth on Schedule II attached hereto.

(c)                                  Except for the sale of Inventory in the ordinary course of business, and other sales of assets as expressly permitted by the terms of the Purchase Agreement, each Debtor will keep the Collateral at the locations specified in Schedule I. Each Debtor will give Secured Party ten (10) day’s prior written notice of any change in such Debtor’s chief place of business or of any new location for any of the Collateral.

(d)                                 If any Collateral is at any time in the possession or control of any warehousemen, bailee, consignee or processor, such Debtor shall, upon the request of Secured Party or its Representative, notify such warehousemen, bailee, consignee or processor of the Lien and security interest created hereby and shall instruct such Person to hold all such Collateral for Secured Party’s account subject to Secured Party’s instructions.

(e)                                  Each Debtor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement to which Secured Party or any Buyer is a secured party thereunder without the prior written consent of Secured Party and agrees that it will not do so without the prior written consent of Secured Party, subject to such Debtor’s rights under Section 9-509(d)(2) to the Uniform Commercial Code.

(f)                                    No Debtor shall enter into any Contract that restricts or prohibits the grant to Secured Party of a security interest in Accounts, Chattel Paper, Instruments or payment intangibles or the proceeds of the foregoing.

Section 4.5                                      Bank Accounts and Securities Accounts.

(a)                                  Within fifteen (15) Business Days after Closing, the Secured Party and each Debtor, as applicable, shall enter into an account control agreement or securities account control agreement, as applicable, (each an “Account Control Agreement”), in a form reasonably acceptable to the Secured Party, with each financial institution with which such Debtor maintains from time to time any Deposit Accounts (general or special), securities accounts, brokerage accounts or other similar accounts, which financial institutions are set forth on Schedule VI attached hereto. Pursuant to the Account Control Agreements and pursuant hereto, each such Debtor grants and shall grant to the Secured Party a continuing lien upon, and security interest in, all such accounts and all funds at any time paid, deposited, credited or held in such accounts (whether for collection, provisionally or otherwise) or otherwise in the possession of such financial institutions, and each such financial institution shall act as the Secured Party’s agent in connection therewith. Following the Closing Date, no Debtor shall establish any Deposit Account, securities account, brokerage account or other similar account with any financial institution unless in connection therewith, the Secured Party and such Debtor shall have entered into an Account Control Agreement with such financial institution (in a form reasonably acceptable to the Security Party) which covers such account. Each Debtor shall deposit and keep on deposit all of its funds into a Deposit Account which is subject to an Account Control Agreement.

Section 4.6                                      Events of Default, Etc. During the period during which an Event of Default shall have occurred and be continuing:

(a)                                  each Debtor shall, at the reasonable request of the Secured Party or its Representative, assemble the Collateral and make it available to Secured Party or its Representative at a place or places designated by the Secured Party or its Representative;

(b)                                 the Secured Party or its Representative may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

(c)                                  the Secured Party shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Uniform Commercial Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to: (i) exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Secured Party were the sole and absolute owner thereof (and each Debtor agrees to take all such action as may be appropriate to give effect to such right) and (ii) the appointment of a receiver or receivers for all or any part of the Collateral, whether such receivership be incident to a proposed sale or sales of such Collateral or otherwise and without regard to the value of the Collateral or the solvency of any person or persons liable for the payment of the Liabilities secured by such Collateral;

(d)                                 the Secured Party or its Representative in their discretion may, in the name of the Secured Party or in the name of a Debtor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

(e)                                  the Secured Party or its Representative may take immediate possession and occupancy of any premises owned, used or leased by a Debtor and exercise all other rights and remedies which may be available to the Secured Party; and

(f)                                    the Secured Party may, upon reasonable notice to Debtors of the time and place, with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of the Secured Party or its Representative, sell, lease, license, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Secured Party deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Secured Party or anyone else may be the purchaser, lessee, licensee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of Debtors, any such demand, notice and right or equity being hereby expressly waived and released. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

The proceeds of each collection, sale or other disposition under this Section 4.6 shall be applied in accordance with Section 4.9 hereof.

Section 4.7                                      Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral are insufficient to cover the costs and expenses of such realization and the payment in full of the Liabilities, Debtors shall remain liable for any deficiency.

Section 4.8                                      Private Sale. Each Debtor recognizes that the Secured Party may be unable to effect a public sale of any or all of the Collateral consisting of securities by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Act”), and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof. Each Debtor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Secured Party shall be under no obligation to delay a sale of any of the Collateral to permit a Debtor to register such Collateral for public sale under the Act, or under applicable state securities laws, even if Debtors would agree to do so. The Secured Party shall not incur any liability as a result of the sale of any such Collateral, or any part thereof, at any private sale provided for in this Agreement conducted in a commercially reasonable manner, and each Debtor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Liabilities, even if the Secured Party accepts the first offer received and does not offer the Collateral to more than one offeree.

Each Debtor further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such sale or sales of any portion or all of any such Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Debtor’s expense, provided that Debtors shall be under no obligation to take any action to enable any or all of such Collateral to be registered under the provisions of the Act. Each Debtor further agrees that a breach of any of the covenants contained in this Section 4.8 will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 4.8 shall be specifically enforceable against Debtors, and each Debtor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

Section 4.9                                      Application of Proceeds. The proceeds of any collection, sale or other realization of all or any part of the Collateral, and any other cash at the time held by the Secured Party under this Agreement, shall be applied in the manner set forth in the Notes (or, if not so set forth, in a manner acceptable to, and at the election of, the Secured Party).

Section 4.10                                Attorney-in-Fact. Each Debtor hereby irrevocably constitutes and appoints the Secured Party, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Debtor and in the name of such Debtor or in its own name, from time to time in the discretion of the Secured Party, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to perfect or protect any security interest granted hereunder or to maintain the perfection or priority of any security interest granted hereunder, and, without limiting the generality of the foregoing, hereby gives the Secured Party the power and right, on behalf of such Debtor, without notice to or assent by such Debtor, to do the following upon the occurrence and during the continuation of any Event of Default:

(a)                                  to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement;

(b)                                 to ask, demand, collect, receive and give acquittance and receipts for any and all moneys due and to become due under any Collateral and, in the name of such Debtor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

(c)                                  to pay or discharge charges or liens levied or placed on or threatened against the Collateral, to effect any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor;

(d)                                 to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to the Secured Party or as the Secured Party shall direct, and to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral;

(e)                                  to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other Documents constituting or relating to the Collateral;

(f)                                    to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;

(g)                                 to defend any suit, action or proceeding brought against a Debtor with respect to any Collateral;

(h)                                 to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate;

(i)                                     to the extent that a Debtor’s authorization given in Section 4.1(b) of this Agreement is not sufficient to file such financing statements with respect to this Agreement, with or without such Debtor’s signature, or to file a photocopy of this Agreement in substitution for a financing statement, as the Secured Party may deem appropriate and to execute in such Debtor’s name such financing statements and amendments thereto and continuation statements which may require such Debtor’s signature; and

(j)                                     generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owners thereof for all purposes, and to do, at the Secured Party’s option, or from time to time, all acts and things which the Secured Party reasonably deems necessary to protect, preserve or realize upon the Collateral and the Secured Party’s lien therein, in order to effect the intent of this Agreement, all as fully and effectively as such Debtor might do.

Each Debtor hereby ratifies, to the extent permitted by law, all that such attorneys lawfully do or cause to be done by virtue hereof. The power of attorney granted hereunder is a power coupled with an interest and shall be irrevocable until this Agreement is terminated in accordance with Section 4.12 hereof.

Each Debtor also authorizes the Secured Party, at any time from and after the occurrence and during the continuation of any Event of Default, (x) to communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of such Debtor in and under the Contracts hereunder and other matters relating thereto and (y) to execute, in connection with any sale of Collateral provided for in Section 4.6 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

Section 4.11                                Perfection. Within fifteen (15) Business Days after the Closing, each Debtor shall:

(a)                                  file such financing statements, assignments for security and other documents in such offices as may be reasonably necessary or as the Secured Party or the Representative may reasonably request to perfect the security interests granted by Section 3 of this Agreement;

(b)                                 at Secured Party’s reasonable request, deliver to the Secured Party or its Representative the originals of all Instruments together with, in the case of Instruments constituting promissory notes, allonges attached thereto showing such promissory notes to be payable to the order of a blank payee; and

(c)                                  deliver to Secured Party or its Representative, evidence of such Debtor’s compliance of the notation of Secured Party’s Lien on the certificates of title evidencing such Debtor’s titled Equipment, to the extent required by Section 4.1(d) hereof.

Section 4.12                                Termination. This Agreement and the Liens and security interests granted hereunder shall not terminate until the termination of the Notes, the commitments of the Buyers to lend or make financial accommodations under the Transaction Documents, and the full and complete performance and indefeasible satisfaction of all the Liabilities (i) in respect of the Notes (including, without limitation, the indefeasible payment in full in cash of all such Liabilities) and (ii) with respect to which claims have been asserted by Collateral Agent and/or Buyers, whereupon this Agreement shall automatically terminate and the Secured Party shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral (including any certificates of title held by it) to or on the order of Debtors. The Secured Party shall also execute and deliver to Debtors upon such termination and at Debtors’ expense such Uniform Commercial Code termination statements, certificates for terminating the liens on the Motor Vehicles (if any) and such other documentation as shall be requested by Debtors to effect the termination and release of the Liens and security interests in favor of the Secured Party affecting the Collateral.

Section 4.13                                Further Assurances.

(a)                                  At any time and from time to time, upon the written reasonable request of the Secured Party or its Representative, and at the sole expense of Debtors, Debtors will promptly and duly execute and deliver any and all such further instruments, documents and agreements and take such further actions as the Secured Party or its Representative may reasonably require in order for the Secured Party to obtain the full benefits of this Agreement and of the rights and powers herein granted in favor of the Secured Party, including, without limitation, using Debtors’ best efforts to secure all consents and approvals reasonably necessary or appropriate for the assignment to the Secured Party of any Collateral held by Debtors or in which a Debtor has any rights not heretofore assigned, the filing of any financing or continuation statements under the Uniform Commercial Code with respect to the liens and security interests granted hereby, transferring Collateral to the Secured Party’s possession (if a security interest in such Collateral can be perfected by possession), placing the interest of the Secured Party as lienholder on the certificate of title of any Motor Vehicle and obtaining waivers of liens from landlords and mortgagees. Each Debtor also hereby authorizes the Secured Party and its Representative to file any such financing or continuation statement without the signature of such Debtor to the extent permitted by applicable law.

(b)                                 Upon the request of the Secured Party, each Debtor shall procure insurers’ acknowledgments of any assignments of key man life insurance policies which may be assigned to the Secured Party as additional security for the Liabilities and will take all such further action as required by any insurer or the Secured Party in connection with any such assignment.

Section 4.14                                Limitation on Duty of Secured Party. The powers conferred on the Secured Party under this Agreement are solely to protect the Secured Party’s interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither the Secured Party nor its Representative nor any of their respective officers, directors, members, managers, partners, employees or agents shall be responsible to Debtors for any act or failure to act, except for willful misconduct. Without limiting the foregoing, the Secured Party and any Representative shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in their possession if such Collateral is accorded treatment substantially equivalent to that which the relevant Secured Party or any Representative, in its individual capacity, accords its own property consisting of the type of Collateral involved, it being understood and agreed that neither the Secured Party nor any Representative shall have any responsibility for taking any necessary steps (other than steps taken in accordance with the standard of care set forth above) to preserve rights against any Person with respect to any Collateral.

Also without limiting the generality of the foregoing, neither the Secured Party nor any Representative shall have any obligation or liability under any Contract or license by reason of or arising out of this Agreement or the granting to the Secured Party of a security interest therein or assignment thereof or the receipt by the Secured Party or any Representative of any payment relating to any Contract or license pursuant hereto, nor shall the Secured Party or any Representative be required or obligated in any manner to perform or fulfill any of the obligations of Debtors under or pursuant to any Contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or license, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

Anything herein to the contrary notwithstanding, each Debtor shall remain liable under each account and each payment in respect of general intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. The Secured Party shall have no obligation or liability under any agreement giving rise to an account or a payment in respect of a general intangible by reason of or arising out of any Transaction Document or the receipt by the Secured Party of any payment relating thereto, nor shall the Secured Party be obligated in any manner to perform any obligation of any Debtor under or pursuant to any agreement giving rise to an account or a payment in respect of a general intangible, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

Section 5.                                            Miscellaneous.

Section 5.1                                      No Waiver. No failure on the part of the Secured Party or any of its Representatives to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Secured Party or any of its Representatives of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

Section 5.2                                      Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws and decisions of the State of New York applicable to contracts made and to be performed in that State, without regard to conflict of law principles thereof that would result in the application of the laws of any jurisdiction other than the State of New York.

Section 5.3                                      Notices. All notices, approvals, requests, demands and other communications hereunder shall be delivered or made in the manner set forth in, and shall be effective in accordance with the terms of, the Purchase Agreement; provided, that, to the extent any such communication (i) is being made or sent to a Debtor that is not the Company, such communication shall be effective as to such Debtor if made or sent to the Company in accordance with the foregoing or (ii) is being made or sent to Collateral Agent, such communication shall be made to Collateral Agent at the address set forth below  Collateral Agent’s signature hereto. Debtors and Collateral Agent may change their respective notice addresses by written notice given to each other party five (5) days prior to the effectiveness of such change.

Section 5.4                                      Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Debtor sought to be charged or benefited thereby and the Secured Party. Any such amendment or waiver shall be binding upon the Secured Party and the Debtor sought to be charged or benefited thereby and their respective successors and assigns.

Section 5.5                                      Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties hereto, provided, that no Debtor shall assign or transfer its rights hereunder without the prior written consent of the Secured Party. Secured Party, in its capacity as collateral agent, may assign its rights hereunder upon written notice to Debtors, in which event such assignee shall be deemed to be Secured Party hereunder with respect to such assigned rights.

Section 5.6                                      Counterparts; Headings. This Agreement may be authenticated in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may authenticate this Agreement by signing any such counterpart. This Agreement may be authenticated by manual signature or facsimile, .pdf or similar electronic signature, all of which shall be equally valid. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

Section 5.7                                      Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Party and its Representative in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

5.9                               SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS. (A)  EACH DEBTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND EACH DEBTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY

WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF SECURED PARTY TO BRING PROCEEDINGS AGAINST ANY DEBTOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY A DEBTOR AGAINST SECURED PARTY, ANY BUYER OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK (AND SECURED PARTY AND BUYERS HEREBY SUBMIT TO THE JURISDICTION OF SUCH COURT). EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH ACTION OR PROCEEDING BY MAILING A COPY THEREOF TO SUCH PARTY AT THE ADDRESS FOR NOTICES TO IT IN ACCORDANCE WITH SECTION 5.3 OF  THIS AGREEMENT AND AGREES THAT SUCH NOTICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

5.10                        WAIVER OF RIGHT TO TRIAL BY JURY. EACH DEBTOR AND SECURED PARTY EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH DEBTOR AND SECURED PARTY EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION  OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

5.11                           Joint and Several. The obligations, covenants and agreements of Debtors hereunder shall be the joint and several obligations, covenants and agreements of each Debtor, whether or not specifically stated herein.

5.12                           Collateral Agent and Buyer Indemnification.

(a)                                  Each Buyer hereby irrevocably appoints and authorizes the Secured Party to act as collateral agent (the “Collateral Agent”) on its behalf under this

Agreement and to enter into each of the instruments, documents and agreements, including any pledge agreement, guaranty, financing statements, mortgage, Account Control Agreement or any other Security Documents (the “Financing Documents”), to which Secured Party is a party (including in its capacity as Collateral Agent) on such Buyer’s behalf and to take such actions as Collateral Agent on such Buyer’s behalf and to exercise such powers under the Financing Documents as are delegated to Collateral Agent or Secured Party (as applicable) by the terms thereof, together with all such powers as are reasonably incidental thereto. The Collateral Agent shall take such action under this Agreement and/or any other Transaction Documents as the Collateral Agent shall reasonably be directed by the Requisite Buyers in accordance with the terms of the Transaction Documents. Secured Party is authorized and empowered to amend, modify, or waive any provisions of this Agreement or the other Financing Documents only with the consent of the Requisite Buyers.

(b)                                 Whether or not the transactions contemplated hereby shall be consummated, upon demand therefor the Buyers shall indemnify the Collateral Agent (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), ratably from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind whatsoever, including, for purposes of clarification, all Taxes, which may at any time (including at any time following the payment in full of the Notes and the termination or resignation of the Collateral Agent) be imposed on, incurred by or asserted against the Collateral Agent in any way relating to or arising out of this Agreement, any other Financing Document or any document contemplated hereby or referred to herein or the transactions contemplated hereby or thereby or any action taken or omitted by the Collateral Agent under or in connection with any of the foregoing; provided, however, that no Buyer shall be liable for the payment to the Collateral Agent of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Collateral Agent’s gross negligence or willful misconduct. In addition, each Buyer shall reimburse the Collateral Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including attorney costs) incurred by the Collateral Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Transaction Document, or any document contemplated hereby or referred to herein to the extent that the Collateral Agent is not reimbursed for such expenses by or on behalf of the Company. Without limiting the generality of the foregoing, if the Internal Revenue Service or any other governmental authority of the United States or any other jurisdiction asserts a claim that the Collateral Agent did not properly withhold tax from amounts paid to or for the account of any Buyer (because the appropriate form was not delivered, was not properly executed, or because such Buyer failed to notify the Collateral Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Buyer shall indemnify the Collateral Agent fully for all amounts paid, directly or indirectly, by the Collateral Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Collateral Agent under this Section 5.12(b), together with all related costs and  expenses (including attorney costs). The obligation of the Buyers in this Section 5.12(b) shall survive the payment of all Liabilities hereunder.

(c)                                  The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default or any event that with the giving of notice or passage of time would constitute an Event of Default unless the Collateral Agent shall have received written notice from a Buyer describing such Event of Default or event that with the giving of notice or passage of time would constitute an Event of Default and stating that such notice is a “notice of default”. Upon the occurrence and continuance of an Event of Default, or an event that with the giving of notice or passage of time would constitute an Event of Default, the Collateral Agent shall take such action under this Agreement and/or any other Transaction Documents with respect to such Event of Default or event that with the giving of notice or passage of time would constitute an Event of Default as Collateral Agent shall reasonably be directed by the Requisite Buyers in accordance with the terms of the Transaction Documents, provided that unless and until the Collateral Agent shall have received such directions, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect of such Event of Default or event that with the giving of notice or passage of time would constitute an Event of Default as the Collateral Agent shall deem advisable in the best interests of the Buyers. In taking such action or refraining from taking such action without specific direction from the Requisite Buyers, the Collateral Agent shall use the same degree of care and skill as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

(d)                                 Nothing in this Section 5.12 shall be deemed to limit or otherwise affect the rights of Secured Party or Buyers to exercise any remedy provided in this Agreement or any other Transaction Document.

(e)                                  The Collateral Agent may resign from the performance of all of its functions and duties hereunder and/or under the other Financing Documents at any time by giving thirty (30) Business Days prior written notice to the Buyers. Such resignation shall take effect upon the appointment of a successor Collateral Agent pursuant to clause (f) below or as otherwise provided below.

(f)                                    Upon (i) the Buyers’ receipt of a notice of resignation by the Collateral Agent in accordance with clause (e) above, or (ii) written notice by the Requisite Buyers to Collateral Agent of the Requisite Buyers’ election to remove the existing Collateral Agent and appoint a successor Collateral Agent, the Requisite Buyers shall have the right to appoint a successor Collateral Agent reasonably acceptable to Debtors. Upon the acceptance of a successor’s appointment as Collateral Agent hereunder and notice of such acceptance to the retiring Collateral Agent, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Collateral Agent, the retiring Collateral Agent’s resignation shall become immediately effective and the retiring Collateral Agent shall be discharged from all of its duties and obligations hereunder and under the other Financing Documents (if such resignation was not already effective and such duties and obligations not already discharged, as provided below in this paragraph). If no such successor shall have been so appointed by Requisite Buyers and shall have accepted such appointment within thirty (30) days after the retiring Collateral Agent gives notice of its resignation or the Requisite Buyers give notice of their election to replace the retiring Collateral Agent, then the retiring Collateral Agent may, on behalf of the Buyers (but without any obligation) appoint a successor Collateral Agent without the consent of any Buyer. From and following the expiration of such thirty (30) day period, Collateral Agent shall have the exclusive right without any Person’s consent, upon one (1) Business Days’ notice to the Buyers, to make its resignation or removal effective immediately. From and following the effectiveness of such notice, (i) the retiring Collateral Agent shall be discharged from its duties and obligations hereunder and under the other Financing Documents and (ii) all actions, payments, communications and determinations provided to be made by, to or through Collateral Agent shall instead be made by or to each Buyer directly, until such time as Requisite Buyers appoint a Collateral Agent as provided for above in this paragraph. The provisions of this Agreement shall continue in effect for the benefit of any retiring Collateral Agent and its sub-agents after the effectiveness of its resignation or removal hereunder and under the other Financing Documents in respect of any actions taken or omitted to be taken by any of them while the retiring Collateral Agent was acting or was continuing to act as Collateral Agent.

5.13                           No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5.14                           Entire Agreement. This Agreement supersedes all other prior oral or written agreements between each Debtor, Secured Party, the Buyers and their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the Transaction Documents and instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein.

- Remainder of Page Intentionally Left Blank; Signature Page Follows -

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the day and year first above written.

DEBTORS:

AVERION INTERNATIONAL CORP., a Delaware corporation

By:	/s/ Christopher G. Codeanne
Name:	Christopher G. Codeanne
Title:	Chief Financial Officer
FEIN:	36-4599174

AVERION INC., a Delaware corporation

By:	/s/ Philip T. Lavin, Ph.D.
Name:	Philip T. Lavin, Ph.D.
Title:	Chief Executive Officer
FEIN:	20-5359126

IT&E INTERNATIONAL, a California corporation

By:	/s/ Philip T. Lavin, Ph.D.
Name:	Philip T. Lavin, Ph.D.
Title:	Chief Executive Officer
FEIN:	77-0436157

[Company Signature Page to Security Agreement]

SECURED PARTY:

Cumulus Investors, LLC, in its capacity as Collateral Agent for the Buyers

By:	/s/ Nader C. Kazeminy
Name: Nader C. Kazeminy
Title: Chairman and President

Notice Address:

8500 Normandale Lake Boulevard
Suite 650
Bloomington, MN 55437

[Secured Party Signature Page to Security Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the day and year first above written.

BUYERS:

Solely for the purposes of Section 5.12

COMVEST INVESTMENT PARTNERS II, LLC, a Delaware limited liability company

By:	ComVest II Partners LLC
Its: Managing Member

By:	/s/ Cecilio M. Rodriguez
Name: Cecilio M. Rodriguez
Title: CFO

CUMULUS INVESTORS, LLC, a Nevada limited liability company

By:	/s/ Nader C. Kazeminy
Name: Nader C. Kazeminy
Title: Chairman and President

/s/ Philip T. Lavin, Ph.D.
PHILIP T. LAVIN, PH.D., in his individual capacity

[Buyer Signature Page to Security Agreement]

EXHIBIT A

Form of Joinder
Joinder to Security Agreement

The undersigned,                                                       , hereby joins in the execution of that certain Security Agreement dated as of October      , 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) by Averion International Corp., a Delaware corporation, the other Debtors (as defined therein) party thereto, the Buyers (as defined therein) party thereto and                                    , in its capacity as Collateral Agent for the Buyers. By executing this Joinder, the undersigned hereby agrees that it is a Debtor thereunder and agrees to be bound by all of the terms and provisions of the Security Agreement.

The undersigned represents and warrants to Secured Party that:

(a)                                  all of the Equipment, Inventory and Goods owned by such Debtor is located at the places as specified on Schedule I attached hereto;

(b)                                 except as disclosed on Schedule I, none of such Collateral is in the possession of any bailee, warehousemen, processor or consignee;

(c)                                  the chief place of business, chief executive office and the office where such Debtor keeps its books and records are located at the place specified on Schedule I;

(d)                                 such Debtor (including any Person acquired by such Debtor) does not do business or has not done business during the past five years under any tradename or fictitious business name, except as disclosed on Schedule II;

(e)                                  all Copyrights, Patents and Trademarks owned or licensed by the undersigned are listed in Schedules III, IV and V, respectively;

(f)                                    all Deposit Accounts, securities accounts, brokerage accounts and other similar accounts maintained by such Debtor, and the financial institutions at which such accounts are maintained, are listed on Schedule VI;

(g)                                 all Commercial Tort Claims of such Debtor are listed on Schedule VII;

(h)                                 all interests in real property and mining rights held by such Debtor are listed on Schedule VIII;

(i)                                     all Equipment (including Motor Vehicles) owned by such debtor are listed on Schedule IX; and

(j)                                     all other representations and warranties made by the Debtors in the Security Agreement are true, complete and correct in all respects as of the date hereof.

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, a corporation

By:
Title:
FEIN:

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SCHEDULE I
TO
SECURITY AGREEMENT

UCC Financing Statements; Location of Equipment, Inventory, Goods and Books and Records; Goods in Possession of Consignees, Bailees, Warehousemen, Agents and Processors; Debtors’ Legal Names; State of Incorporation; Organizational Identification Number; Chief Executive Office.

I.                                         DEBTOR:  Averion International Corp.

1	Legal Name of Debtor:	Averion International Corp.

2	State of Incorporation:	Delaware

3	Organizational Identification Number:	36-4599174

4	Chief Executive Office:	225 Turnpike Road, Southborough, MA 01772

5	Location of Books and Records:	225 Turnpike Road, Southborough, MA 01772

6	Locations of Equipment, Inventory and Goods:	225 Turnpike Road, Southborough, MA 01772 and 800 Westchester Avenue, Suite N341, Rye Brook, NY 10573

7	Locations of Goods in Possession of Consignees, Bailees, Warehousemen, Agents and Processors (including names of such consignees, bailees, etc.):	N/A

8	Jurisdictions For UCC Filings:	Delaware, Secretary of State

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SCHEDULE II
TO
SECURITY AGREEMENT

Tradenames and Fictitious Names
(Present and Past Five Years)

1.	Clinical Trials Assistance Corporation
2.	IT&E International Group
3.	IT&E International Group, Inc.
4.	Millennix Inc.
5.	IT&E International Corporation
6.	IT&E International
7.	Averion Inc.
8.	Averion International Corp.

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SCHEDULE III
TO
SECURITY AGREEMENT

U.S. Copyright Registrations; Foreign Copyright Registrations; U.S. Copyright Applications;
Foreign Copyright Applications; Copyright Licenses

U.S. Copyright Registrations

N/A

Foreign Copyright Registrations

N/A

U.S. Copyright Applications

N/A

Foreign Copyright Applications

N/A

Copyright Licenses

N/A

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SCHEDULE IV
TO
SECURITY AGREEMENT

U.S. Patent Registrations; Foreign Patent Registrations; U.S. Patent Applications; Foreign Patent
Applications; Patent Licenses

U.S. Patent Registrations

N/A

Foreign Patent Registrations

N/A

U.S. Patent Applications

N/A

Foreign Patent Applications

N/A

Patent Licenses

N/A

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SCHEDULE V
TO
SECURITY AGREEMENT

U.S. Trademark Registrations; Foreign Trademark Registrations; U.S. Trademark Applications;
Foreign Trademark Applications; Trademark Licenses

U.S. Trademark Registrations

N/A

Foreign Trademark Registrations

N/A

U.S. Trademark Applications

N/A

Foreign Trademark Applications

N/A

Trademark Licenses

N/A

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SCHEDULE VI
TO
SECURITY AGREEMENT

Depository Accounts and Other Accounts

Name of Account Holder	Bank	Type of Account (with general description)	Account Number
Company	Bank of America	Checking	000006315712

Company	Bank of America	Investment	004605304233

Company	Bank of America	Checking	009420189314

Company	Bank of America	Checking	009481383807

Company	Bank of America	Checking	000027057742

Company	Bank of America	Checking	009518744101

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SCHEDULE VII
TO
SECURITY AGREEMENT

Commercial Tort Claims

N/A

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SCHEDULE VIII
TO
SECURITY AGREEMENT

Interests in Real Property

1.                                       Executive Offices in Southborough, Massachusetts:

The Company leases its executive offices which are located at 225 Turnpike Road, Southborough, MA 01772. The Company leases approximately 63,900 square feet at a base rent of $85,168 per month, commencing January 2007 through June 2010. The rent increases to $95,714 per month for the remainder of the lease through December 2012.

2.                                       Facility in Rye Brook, New York:

The Company leases a facility located at 800 Westchester Avenue, Suite N341, Rye Brook, NY 10573. The Company leases approximately 15,900 square feet at a base rent of $34,400 per month.

3.                                       Facility in Solana Beach, California:

The Company leases a facility located at 505 Lomas Santa Fe Drive, Suite 200, Solana Beach, CA 92075. The Company leases approximately 3,500 square feet at a base rent of $7,000 per month.

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SCHEDULE IX
TO
SECURITY AGREEMENT

Titled Equipment

N/A

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